UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 30, 2003


                          Morgan Stanley Capital I Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                   333-104283-02            13-3291626
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(State or other jurisdiction        (Commission           (IRS Employer
     of incorporation)              File Number)        Identification No.)


              1585 Broadway,
            New York, New York                           10036
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 (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code      (212) 761-4000
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Item 5.   Other Events.

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) with its Exhibits and Schedules for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-IQ5. On September 30, 2003, Morgan Stanley Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2003 (the "Pooling and Servicing Agreement"), by and among Morgan Stanley Capital I Inc., as depositor, GMAC Commercial Mortgage Corporation, as master servicer, Midland Loan Services, Inc., as special servicer, LaSalle Bank National Association, as trustee, paying agent and certificate registrar, and ABN AMRO Bank N.V., as fiscal agent, of the Morgan Stanley Capital I Inc., Commercial Mortgage Trust 2003-IQ5, Commercial Mortgage Pass-Through Certificates, Series 2003-IQ5 issued in twenty-seven classes. The Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C and Class D Certificates are being offered by the Prospectus dated September 8, 2003, as supplemented by the Prospectus Supplement dated September 17, 2003.

      The exhibit hereto updates the Pooling and Servicing Agreement that was filed as exhibit (4) by the Company with the Commission under the Current Report on Form 8-K bearing a Date of Report of September 30, 2003, by revising the definition of the term "200 Berkeley & Stephen L. Brown Companion Loan A-3" and the provisions of Section 8.11(g). The exhibit hereto supersedes and is deemed to be substituted for the Pooling and Servicing Agreement that was filed as exhibit (4) by the Company with the Commission under the Current Report on Form 8-K bearing a Date of Report of September 30, 2003.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 4   Pooling and Servicing Agreement.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 28, 2003


                                         MORGAN STANLEY CAPITAL I INC.



                                         By: /s/ Warren H. Friend
                                             -----------------------------------
                                         Name:      Warren H. Friend
                                         Title:     Vice President

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                             Paper (P) or
Exhibit No.          Description                           Electronic (E)
-----------          -----------                           --------------
4                    Pooling and Servicing Agreement       E